The undersigned, revoking previous proxies, hereby appoint(s) [Appointee 1] and [Appointee 2], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the IronBridge Small Cap Fund, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on June 6, 2019 at 4:00 p.m., Central time and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof.  Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?
If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
(866) 620-2538.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 15, 2016:  The proxy statement is available online at:
https://vote.proxyonline.com//IronBridge/docs

This proxy is being solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF DIRECTORS OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (“Plan”) providing for (i) the transfer of all the assets of the IronBridge Small Cap Fund (Target Fund) to the corresponding series RMB Small Cap Fund (the “Successor Fund”) of RMB Investors Trust in exchange solely for Class I shares of beneficial interest, par value $0.10 per share, of the Successor Fund (“Successor Fund Shares”) and the assumption by the Successor Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.

	O	O	O

THANK YOU FOR VOTING

IronBridge Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 620-2538 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789101**

IronBridge SMID Cap Fund
One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2019
The undersigned, revoking previous proxies, hereby appoint(s) [Appointee 1] and [Appointee 2], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the IronBridge Small SMID Fund, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on June 6, 2019 at 4:00 p.m., Central time and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof.  Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?
If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
(866) 620-2538.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 15, 2016:  The proxy statement is available online at:
https://vote.proxyonline.com//IronBridge/docs

This proxy is being solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF DIRECTORS OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (“Plan”) providing for (i) the transfer of all the assets of the IronBridge SMID Cap Fund (Target Fund) to the corresponding series RMB SMID Cap Fund (the “Successor Fund”) of RMB Investors Trust in exchange solely for Class I shares of beneficial interest, par value $0.10 per share, of the Successor Fund (“Successor Fund Shares”) and the assumption by the Successor Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.

	O	O	O

THANK YOU FOR VOTING

IronBridge Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 620-2538 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

IronBridge Large Cap Fund
One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2019
The undersigned, revoking previous proxies, hereby appoint(s) [Appointee 1] and [Appointee 2], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the IronBridge Large Cap Fund, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on June 6, 2019 at 4:00 p.m., Central time and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof.  Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?
If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
(866) 620-2538.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 15, 2016:  The proxy statement is available online at:
https://vote.proxyonline.com//IronBridge/docs

This proxy is being solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF DIRECTORS OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (“Plan”) providing for (i) the transfer of all the assets of the IronBridge Large Cap Fund (Target Fund) to the corresponding series RMB Dividend Growth Fund (the “Successor Fund”) of RMB Investors Trust in exchange solely for Class I shares of beneficial interest, par value $0.10 per share, of the Successor Fund (“Successor Fund Shares”) and the assumption by the Successor Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.

	O	O	O

THANK YOU FOR VOTING